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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 17, 2005

                           AMERICAN EXPRESS COMPANY
              --------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   NEW YORK
                   -----------------------------------------
                (State or Other Jurisdiction of Incorporation)


                   1-7657                     13-4922250
             ------------------       --------------------------
          (Commission File Number) (IRS Employer Identification No.)

                   200 VESEY STREET, WORLD FINANCIAL CENTER,
                           NEW YORK, NEW YORK            10285
                 ----------------------------------      ------
              (Address of Principal Executive Offices) (Zip Code)

                                (212) 640-2000
                -----------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                     None
           --------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

NEW SEGMENT PRESENTATION

Effective September 30, 2005, American Express Company (the Company or
American Express) realigned its segment presentation to reflect the spin-off of Ameriprise Financial, Inc. (Ameriprise), formerly known as American Express
Financial Corporation. The new segments are: U.S. Card Services, International
Card & Global Commercial Services, Global Network & Merchant Services, and
Corporate & Other. Financial and other information reflecting the realignment of the Company's segments is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

U.S. Card Services includes the U.S. proprietary consumer card business, OPEN:
The Small Business Network from American Express, the Travelers Cheques and
Prepaid Services business and the American Express U.S. Consumer Travel
Network. Charge and credit cards generate revenue for the Company primarily through discount revenue, net finance charge revenue and card fees. Prepaid
Services, including Travelers Cheques, earn investment income as cash is invested prior to encashment of Travelers Cheques or use of other prepaid products, in addition to other fees.

International Card & Global Commercial Services provides proprietary consumer cards and small business cards outside the United States. International Card &
Global Commercial Services also offers global corporate products and services, including Corporate Card, issued to individuals through a corporate account established by their employer; Business Travel, which helps businesses manage their travel expenses through a variety of travel-related products and services; and Corporate Purchasing Solutions, an account established by a company to pay for everyday business expenses such as office and computer supplies. International Card & Global Commercial Services also includes
American Express Bank Ltd. which provides financial products and services to retail customers and wealthy individuals outside the United States and financial institutions around the world.

International Card & Global Commercial Services derives its revenues from a number of sources including discount revenue from business billed on its proprietary card and corporate payment and expense management products, net finance charge revenue, net interest income from its international banking operation and various revenues and fees from its corporate travel management services and other products.

Global Network & Merchant Services consists of the Merchant Services businesses and Global Network Services. The Global Merchant Services businesses develop and manage relationships with merchants that accept
American Express branded cards; authorize and record transactions; pay merchants; and provide a variety of value-added point-of-sale and back office services. Global Network Services develops and manages relationships with third parties that issue American Express branded cards and/or establish relationships with merchants to accept American Express branded cards. In addition, in particular emerging markets, issuance of certain proprietary cards is managed within the Global Network Services business. Global Network
& Merchant Services works with merchant and bank partners to develop and market product propositions, operate systems that enable third parties to interface with the American Express global network and provide network functions that include operations, service delivery, systems, authorization, clearing, settlement and brand advertising, new product development and marketing.

Global Network & Merchant Services derives its revenues primarily from discount revenue charged to merchants. Other revenues include royalties, contributions from joint venture partnerships and fees charged to merchants and partners for value-added services.

Corporate & Other consists of corporate functions and auxiliary businesses including American Express Publishing and the leasing product line of the Company's small business financing unit, American Express Business Finance
Corporation, which was sold in 2004.

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EXHIBIT

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
99.1      Unaudited Selected Consolidated Statements of Income for the six
          months ended June 30, 2005 and 2004, and for the quarters ended June
          30, 2005, 2004 and 2003; March 31, 2005, 2004 and 2003; September
          30, 2004 and 2003; and December 31, 2004 and 2003.

          Unaudited Selected Financial Information by Segment for the quarters ended June 30, 2005 and 2004; March 31, 2005 and 2004; September 30,
          2004; and December 31, 2004.
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     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          AMERICAN EXPRESS COMPANY
                          (REGISTRANT)

                          By: /s/ Stephen P. Norman
                              ---------------------
                          Name: Stephen P. Norman
                          Title: Secretary


DATE: October 17, 2005

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                                 EXHIBIT INDEX

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
Item No   Description
-------   -----------
99.1      Unaudited Selected Consolidated Statements of Income for the six
          months ended June 30, 2005 and 2004, and for the quarters ended June
          30, 2005, 2004 and 2003; March 31, 2005, 2004 and 2003; September
          30, 2004 and 2003; and December 31, 2004 and 2003.

          Unaudited Selected Financial Information by Segment for the quarters ended June 30, 2005 and 2004; March 31, 2005 and 2004; September 30,
          2004; and December 31, 2004.